UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
THE CHEMOURS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The Chemours CompanyImportant Notice Regarding the Availability of Proxy Materials forthe Annual Meeting of Stockholders to be held on April 27, 2016Burnham Ballroom, Hotel Palomar, 117 South 17th Street, Philadelphia, Pennsylvania 19103You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The Notice, Proxy Statement and Annual Report are available at www.allianceproxy.com/chemours/2016.If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before April 18, 2016 to facilitate timely delivery.Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL
MEETING AND VOTE IN PERSON.An Admission Ticket will be required to attend; please follow the instructions found in the Proxy Statement on how to request a ticket.Voting ItemsThe 2016 Annual Meeting of Stockholders of The Chemours Company will be held on April 27, 2016 at 10:00 a.m. EDT at the Hotel Palomar, Burnham Ballroom, 117 South 17th Street, Philadelphia, Pennsylvania 19103, for the following purposes:1. Election of Directors (nominees 1a and 1b) to serve for a three-year term if Proposal 5 is approved by the requisite vote or for a one-year term if Proposal 5 is not approved by the requisite vote.1a. Bradley J. Bell, 1b. Mary B. Cranston2. Advisory Vote to Approve Named Executive Officer Compensation.3. Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation (the Board recommends a vote of  “ONE YEAR”).4. Ratification of selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered PublicAccounting Firm.5. Retention of Classified Structure of the Board of Directors (the Board recommends a vote AGAINST Proposal 5).The Board of Directors recommends you vote FOR each of the nominees named in Proposal 1, FOR Proposals 2 and 4, ONE YEAR for Proposal 3 and AGAINST Proposal 5.The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.Material for this annual meeting and future meetings may be requested by one of the following methods:INTERNET TELEPHONE E-MAILTo view your proxy materials online, go to www.allianceproxy.com/chemours/2016.Have your 11 digit control number (located below) available when you access the website and follow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com* If requesting material by e-mail, please send a blank e-mail with the company name and your11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.You must use the 11 digit control number located in the box below.CONTROL NO.

The Chemours CompanyMeeting location: Burnham Ballroom, Hotel Palomar, 117 South 17th Street, Philadelphia, Pennsylvania 19103PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you for review at:www.allianceproxy.com/chemours/2016Notice, Proxy Statement and Annual ReportACCESSING YOUR PROXY MATERIALS ONLINEHave this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.You must reference your control number to vote by Internet or request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Materials On The InternetYou Will Be Asked To Follow The Prompts To Vote Your SharesYour electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALSBy telephone please call 1-877-777-2857orBy logging onto www.allianceproxy.com/chemours/2016 orBy email at: requests@viewproxy.comPlease include the company name and your control number in the e-mail subject line.